SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                              -------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 20, 2001
                                                 --------------------

                       RAMTRON INTERNATIONAL CORPORATION
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Delaware
------------------------------------------------------------------------------
      (State of or other jurisdiction of incorporation or organization)

                                  0-17739
------------------------------------------------------------------------------
                          (Commission File Number)

                                84-0962308
------------------------------------------------------------------------------
                  (I.R.S. Employer Identification Number)

   1850 Ramtron Drive, Colorado Springs, Colorado 80921  (719) 481-7000
------------------------------------------------------------------------------
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 5 - OTHER EVENTS:

Ramtron announced that NEC has become the ninth leading semiconductor firm to license Ramtron's revolutionary FRAM memory technology. Under the multi-million-dollar agreement, Ramtron will provide a license to its ferroelectric random access memory technology in exchange for certain licensing fees, milestone payments and future royalties relating to the license. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Form Financial Information - Not Applicable
     (c)  Exhibits.  The following exhibits are furnished as part of this report:

               Exhibit        Description
               -------        -----------

                99.1   Press Release dated November 20, 2001.

                                    Page-1

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ LuAnn D. Hanson
                                              ------------------------------
                                              LuAnn D. Hanson
                                              Chief Financial Officer
Dated November 21, 2001

                                    Page-2